FIRST AMENDMENT dated as of September 30, 2005 to the EMPLOYMENT AGREEMENT dated as of December 1, 2001 (the "Employment Agreement") by and between CALL COMPLIANCE, INC., a New York corporation (hereinafter "Call Compliance"), with its principal place of business at 90 Pratt Oval, Glen Cove, New York, 11542 and DEAN GARFINKEL (hereinafter the "Employee"), residing at 35 Quincy Avenue, Bayville, NY 11709. All defined terms used herein and otherwise not defined herein shall be used as defined in the Employment Agreement.

WITNESSETH:

WHEREAS, Call Compliance and the Employee entered into the Employment Agreement providing for the employment of the Employee, by Call Compliance and each of the Affiliates, and

WHEREAS, the parties hereto desire to modify certain terms and conditions of the Employment Agreement and to extend the term thereof, all as hereinafter more fully provided,

NOW, THEREFORE, in consideration of the mutual premises herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Section 1 of the Employment Agreement is hereby deleted in its entirety and the following two paragraphs shall be substituted in its place:

1. **EMPLOYMENT**.

a. Call Compliance agrees to employ Employee and Employee agrees to serve the Company during the period beginning with the date of this Agreement and ending December 1, 2011 (the "Employment Period" or "Term").

b. Employee shall serve as Chairman of the Board of Call Compliance and each Affiliate and shall serve in such other capacities and offices in the Company as the Board of Directors or senior management may reasonably request given Employee's skills and abilities. Commencing as of July 1, 2005, Employee shall additionally serve as President of Call Compliance and each Affiliate.

2. Paragraph 2 of the Employment Agreement is hereby deleted in its entirety and the following paragraph 2 shall be substituted in its place:

"2. Devotion of Time.

During the Employment Period, Employee shall expend a substantial portion of his working time, as is required, for the Company, shall devote his best efforts, energy and skill to the services of the Company and the promotion of its interest, and shall not take part in any activities for a Competitor (as hereinafter defined) or otherwise detrimental to the best interests of the Company."

3. In Section 9 of the Employment Agreement, Executive's address shall be changed to:

35 Quincy Avenue
Bayville, NY 11709

As hereby amended, all the terms and conditions of the Employment Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment Agreement as of the day and year first above written.

CALL COMPLIANCE, INC.

By: ______________________
Barry M. Brookstein

Title: Chief Financial Officer

ACCEPTED AND AGREED:

____
Dean Garfinkel

NY462080.3
20818910001
01/26/2006 ar

GUARANTORS

The following entities agree to guarantee the obligations of Call Compliance hereunder:

COMPLIANCE SYSTEMS CORPORATION

By: ______________________________

Name: Barry M. Brookstein

____

Title: Chief Financial Officer

CALL COMPLIANCE.COM, INC.

By: ______________________________

Name: Barry M. Brookstein

____

Title: Chief Financial Officer

CALL CENTER TOOLS, INC.
(formerly, "AMS NETWORK INC.")

By: ______________________________

Name: Barry M. Brookstein

____

Title: Chief Financial Officer

JASMIN COMMUNICATIONS, INC.

By: ______________________________

Name: Barry M. Brookstein

____

Title: Chief Financial Officer

TELEPHONE BLOCKING SERVICES CORP.

By: _______________________

Name: Barry M. Brookstein

____

Title: Chief Financial Officer